EXHIBIT 10.2

BANK OF HAWAII CORPORATION

HUMAN RESOURCES AND COMPENSATION COMMITTEE OF

THE BOARD OF DIRECTORS RESOLUTIONS

RE:	ADOPTION OF AMENDMENT NO. 2003-1 TO THE PACIFIC CENTURY FINANCIAL CORPORATION ONE-YEAR INCENTIVE PLAN

WHEREAS, Bank of Hawaii Corporation (“BOHC”) maintains the Pacific Century Financial Corporation One-Year Incentive Plan, effective as of January 1, 1999 (“Plan”); and

WHEREAS, under Section 11.1 of the Plan, the Human Resources and Compensation Committee of the Board of Directors of BOHC (“Committee”) is authorized to amend the Plan.

NOW, THEREFORE, BE IT RESOLVED THAT:

1.	The Committee hereby adopts Amendment No. 2003-1 to the Plan in the form substantially as attached hereto, effective as of January 1, 2003.

2.	The appropriate members of the Committee are hereby authorized and directed to take any and all actions necessary and desirable to carry out the intent of the foregoing resolution.

I, David A. Heenan, hereby certify that I am the duly appointed and acting Chairperson of the Human Resources and Compensation Committee of the Board of Directors of Bank of Hawaii Corporation, and that the above resolutions were adopted at a meeting of the Committee held on January 24, 2003, at which meeting a quorum was at all times present and acting, and that said resolutions are still in full force and effect.

DATED: January 24, 2003

HUMAN RESOURCES AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF BANK OF HAWAII CORPORATION

By	/s/ David A. Heenan
Its Chairperson

AMENDMENT NO. 2003-1 TO THE

PACIFIC CENTURY FINANCIAL CORPORATION

ONE-YEAR INCENTIVE PLAN

1. Effective as of January 1, 2003, the Pacific Century Financial Corporation One-Year Incentive Plan (“Plan”) shall be amended by removing references to the “Pacific Century Financial Corporation One-Year Incentive Plan” and inserting in lieu thereof references to the “Bank of Hawaii Corporation Executive Incentive Plan” as the name of the Plan.

2. Effective as of January 1, 2003, the Plan shall be amended by removing references to the “Pacific Century Financial Corporation” and “PCFC” and inserting in lieu thereof references to the “Bank of Hawaii Corporation” and “BOHC”, respectively, as sponsoring employer of the Plan.

3. Effective as of January 1, 2003, the following new paragraph shall be added at the end of Section 6.1 of the Plan: “The Final Award shall constitute compensation that is earned as of the date of determination and payment of such Final Award. Further, in accordance with Article 7 and subject to certain exceptions as provided under Article 7, a Participant shall not be entitled to a payment of a Final Award unless such Participant is employed in good standing by BOHC or a Subsidiary throughout the Performance Period and the period ending on the date of the determination and payment of such Final Award.”

4. Effective as of January 1, 2003, Section 7.2 of the Plan shall be revised to read as follows: “Unless determined otherwise by the Committee and set forth in the Participant’s Award Agreement, in the event that a Participant is not employed in good standing throughout the Performance Period and the period ending on the date of the determination and payment of a Final Award other than for those reasons set forth in Section 7.1, the Participant shall not be entitled to any Final Awards for the Performance Period.”

5. Effective as of January 1, 2003, Section 7.1 of the Plan shall be revised to read as follows: “In the event the employment of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, the Committee in its sole discretion shall determine whether the Participant shall be entitled to the payout of any Final Award and, if so, shall also determine the manner in which any Final Award shall be prorated. The Participant shall not be entitled to any Final Award until the date of determination and payment of the Final Award. Payments of any prorated Final Awards in this case shall be made at the similar time as payments are made to Participants who did not terminate employment during the applicable Performance Period.”